PRESIDENT'S LETTER
 ................................................................................

To Our Fellow Shareholders:                                             May 1999

   The net asset value (NAV) of a common share of the Fund decreased from $13.03 on December 31, 1998, to $12.28 on March 31, 1999, after deducting the distribution of 31 cents declared during the quarter. The market price for a share of the Fund traded in a range from $10.125 to $11.938 before closing the quarter at $10.625. The ending price represented a discount to NAV of 13.5 percent compared with a discount to NAV of 12.2 percent on December 31, 1998. Key investment results and comparisons are noted below.

---------------------------------------------------------------------------------------------------------------
                                                                 First Quarter              Latest 12 Months
---------------------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR GROWTH FUND, INC:

  Shares Valued at Net Asset Value                                  (3.4%)                       (2.6%)

  Shares Valued at Net Asset Value with Dividends Reinvested        (3.0%)                       (2.1%)

  Shares Valued at Market Price with Dividends Reinvested           (4.4%)                       (9.9%)

  Fund's Closing Price Range                                  $11.875 to $10.375            $14.063 to $8.75

  Fund's Discount Range                                          14.1% to 7.5%                14.5% to 0.8%

Lipper Growth Mutual Fund Average                                    4.4%                         13.6%

Lipper Mid-Cap Mutual Fund Average                                  (0.4%)                         0.2%

Russell Midcap Growth Index                                          3.4%                          8.9%

Figures shown for the Fund and the Lipper Mutual Fund Averages are total returns, which include dividends, after deduction of fund expenses. The Fund's reinvested returns for the latest 12 months assumes the exercise of all primary subscription rights in the recent rights offering. Figures shown for the unmanaged Russell
Midcap Growth Index are total returns including income.
-----------------------------------------------------------------------------------------------------------------

   As the table shows, during the first quarter the Fund's NAV decreased 3.4 percent, which compares with a 4.4 percent increase for the Lipper Growth Mutual Fund Average, a decrease of 0.4 and an increase of 3.4 percent for the Lipper Mid-Cap Mutual Fund Average and Russell Midcap Growth Index, respectively. For the latest 12 months, the Fund's NAV decreased 2.6 percent compared with a 13.6 percent increase for the Lipper Growth Mutual Fund Average, and increases of 0.2 percent and 8.9 percent for the Lipper Mid-Cap Mutual Fund Average and Russell Midcap Growth Index, respectively.

   The extremely narrow market leadership experienced during 1998 came to a climax during the first quarter. Large capitalization stocks again outperformed smaller cap stocks, but returns for large, mid and small cap indices were greatly influenced by a narrow group of stocks. This narrow leadership has caused considerable frustration for portfolio managers, as many of those stocks are very highly priced or quite speculative. The narrow leadership within the small and mid-cap indices was largely attributable to Internet stocks. During the past twelve months, more than half of the gain in the Russell Midcap Growth Index was attributable to just five Internet stocks. The growth managers in the Fund invest in small and mid-cap stocks where they focus on sustainable earnings growth, so many of those speculative Internet related issues would not meet their criteria.

PRESIDENT'S LETTER
 ................................................................................

   In April, Liberty Asset Management Company, the Fund Manager, recommended, and the Board of Directors approved, the hiring of a new Portfolio Manager, M.A. Weatherbie & Co., Inc. to replace Mississippi Valley Advisors Inc. effective May 3, 1999. Matthew A. Weatherbie, founder and president of the firm, will serve as one of the three portfolio managers of the Fund. Prior to founding the firm in late 1995, Mr. Weatherbie managed portfolios at Putnam Investments and MFS Investment Management. He has 26 years of investment experience. Mr. Weatherbie and his investment team practice a small-capitalization growth investment style, which will be used to manage their portion of the Fund's assets. The Fund's portfolio management agreement with M.A. Weatherbie & Co., Inc., which will be submitted to shareholders for ratification at the 2000 annual meeting, is at the same management fee rate and on substantially the same other terms and conditions as the Fund's agreement with its other Portfolio Managers.

   Mr. Richard R. (Chris) Christensen, President of the Fund since 1984, has retired and I have been elected by the Board of Directors to succeed him. I will also continue to serve as Chief Investment Officer of the Fund. Chris served the Fund with distinction; we thank him and wish him well in his retirement.

   The annual meeting of shareholders was held on April 21, 1999, where Robert
J. Birnbaum was re-elected, and William E. Mayer and John V. Carberry were elected as Directors. Mr. Birnbaum has served as a Director since November 6, 1995, and Messrs. Carberry and Mayer have served as Directors since June 30, 1998 and December 17, 1998, respectively. All other Directors continue in office and all other proposals placed before the meeting were approved.

   Thank you for your continuing support of the Fund.


Sincerely,

/s/ William R. Parmentier, Jr.
--------------------------------------
William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc. and
Liberty Asset Management Company

                                  PORTFOLIO MANAGERS / PORTFOLIO CHARACTERISTICS
 ................................................................................

THE FUND'S THREE PORTFOLIO MANAGERS AND THE INVESTMENT STYLES THEY PRACTICE ARE:

MISSISSIPPI VALLEY ADVISORS INC. (MVA)*
Small capitalization growth companies that sell at a reasonable current price relative to their projected growth rates.

WILLIAM BLAIR & COMPANY, L.L.C.
Companies with high profitability and enduring growth across a broad range of market capitalizations.

OPPENHEIMER CAPITAL
Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS The Portfolio Characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's three Portfolio Managers. These differences are a reflection of the fact that each pursues a different Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the first column shows portfolio characteristics for the S&P SmallCap 600 Index (a representative index of small capitalization companies), and the final column shows portfolio characteristics for the S&P 500 Stock Index (a representative index of large capitalization companies).

PORTFOLIO CHARACTERISTICS                         MARKET CAPITALIZATION SPECTRUM
AS OF MARCH 31, 1999                              SMALL                     LARGE
(UNAUDITED)                                       ------------------------------
                                     S & P
                                   Smallcap                  William     Oppen-       Total        S&P
                                   600 Index      MVA*        Blair      heimer       Fund      500 Index
============================================================================================================
Number of Holdings                    600          72           36          31          133        500
------------------------------------------------------------------------------------------------------------
Percent of Holdings in S&P 500         --          6%          67%         76%          50%         --
------------------------------------------------------------------------------------------------------------
Weighted Average Market
Capitalization (billions)            $0.9        $1.3        $44.0       $54.0        $33.1     $101.3
------------------------------------------------------------------------------------------------------------
Average Five-Year Earnings
Per Share Growth                       --         23%          27%         20%          24%        18%
------------------------------------------------------------------------------------------------------------
Dividend Yield                       0.9%        0.6%         0.4%        1.3%         0.8%       1.3%
------------------------------------------------------------------------------------------------------------
Average Price/Earnings Ratio          17x         16x          35x         18x          23x        26x
------------------------------------------------------------------------------------------------------------
Average Price/Book Value Ratio       2.1x        3.0x         6.6x        4.0x         4.5x       5.9x
------------------------------------------------------------------------------------------------------------

* M.A. Weatherbie & Co., Inc. replaced Mississippi Valley Advisors Inc. effective May 3, 1999.

TOP 50 HOLDINGS
 ................................................................................

RANK        RANK                                                       MARKET
AS OF       AS OF                                                       VALUE               PERCENT OF
3/31/99   12/31/98       SECURITY NAME                                 ($000)               NET ASSETS
------------------------------------------------------------------------------------------------------
  1          2           Citigroup, Inc.                               $5,749                  3.1%
  2          1           Freddie Mac                                    5,027                  2.7
  3          8           Nokia Corp. ADR                                3,894                  2.1
  4          4           Staples, Inc.                                  3,772                  2.0
  5         11           AFLAC, Inc.                                    3,538                  1.9
  6          3           Intel Corp.                                    3,467                  1.9
  7         10           Sprint Corp.                                   3,434                  1.8
  8          5           Automatic Data Processing, Inc.                3,310                  1.8
  9          6           Home Depot, Inc.                               3,237                  1.7
 10         14           AirTouch Communications, Inc.                  3,189                  1.7
 11         18           American International Group, Inc.             2,714                  1.5
 12         16           Texas Instruments, Inc.                        2,561                  1.4
 13         19           Minerals Technologies, Inc.                    2,529                  1.4
 14         39           Kulicke and Soffa Industries, Inc.             2,522                  1.3
 15         38           Morgan Stanley Dean Witter & Co.               2,498                  1.3
 16          9           XL Capital Ltd.*                               2,430                  1.3
 17         21           USFreightways Corp.                            2,402                  1.3
 18         35           Microsoft Corp.                                2,366                  1.3
 19         24           AMR Corp.                                      2,343                  1.3
 20         13           ACE Limited                                    2,339                  1.3
 21         27           General Electric Co.                           2,213                  1.2
 22         33           Lowe's Companies, Inc.                         2,202                  1.2
 23         12           Countrywide Credit Industries, Inc.            2,063                  1.1
 24         42           State Street Corp.                             2,038                  1.1
 25         22           MBNA Corp.                                     2,023                  1.1
 26         26           Medtronic, Inc.                                1,973                  1.1
 27         17           CVS Corp.                                      1,900                  1.0
 28         37           Biomet, Inc.                                   1,887                  1.0
 29         20           Covance, Inc.                                  1,850                  1.0
 30         36           Carnival Corp.                                 1,836                  1.0
 31         25           Acxiom Corp.                                   1,773                  0.9
 32         58           Minnesota Mining & Manufacturing Co.           1,769                  0.9
 33         40           Office Depot, Inc.                             1,767                  0.9
 34         31           Wells Fargo & Co.                              1,753                  0.9
 35         29           Progressive Corp.                              1,722                  0.9
 36         43           Lockheed Martin Corp.                          1,696                  0.9
 37         28           Molex, Inc.                                    1,654                  0.9
 38          7           R.R. Donnelley & Sons Co.                      1,609                  0.9
 39         60           Linear Technology Corp.                        1,609                  0.9
 40         49           SunGard Data Systems, Inc.                     1,564                  0.8
 41         56           Illinois Tool Works, Inc.                      1,553                  0.8
 42         15           Sterling Commerce, Inc.                        1,522                  0.8
 43         50           May Department Stores Co.                      1,467                  0.8
 44         59           Elan Corp. ADR                                 1,423                  0.8
 45         53           Cognos, Inc.                                   1,412                  0.8
 46         62           Caterpillar, Inc.                              1,378                  0.7
 47         57           Monsanto Co.                                   1,378                  0.7
 48         61           Diageo PLC ADR                                 1,373                  0.7
 49         65           Boeing Co.                                     1,365                  0.7
 50         90           Cooper Cameron Corp.                           1,321                  0.7

*Formerly EXEL Limited

                                        MAJOR STOCK CHANGES IN THE FIRST QUARTER
 ................................................................................

The following are the major ($500,000 or more) stock changes -- both additions and reductions -- that were made in the Fund's portfolio during the first quarter of 1999.

                                                                  SHARES
                                         ======================================================
                                                                                      HELD AS
SECURITY NAME                               ADDITIONS           REDUCTIONS          OF 3/31/99
-----------------------------------------------------------------------------------------------
Aspen Technology, Inc.                       57,101                                   84,801
Compaq Computer Corp.                        30,000                                   30,000
Computer Associates International, Inc.      30,000                                   30,000
Cumulus Media, Inc. Class A                  50,000                                   50,000
Eagle USA Airfreight, Inc.                   22,000                                   22,000
MSC Industrial Direct Co., Inc.              41,800                                   70,000
The Men's Wearhouse, Inc.                    27,000                                   27,000
QuadraMed Corp.                              42,600                                   42,600
Universal Foods Corp.                        34,000                                   34,000
Webster Financial Corp.                      30,000                                   30,000

Allergan, Inc.                                                   (15,700)                  0
Gartner Group, Inc., Class A                                     (52,800)                  0
Hormel Foods Corp.                                               (26,000)                  0
Household International, Inc.                                    (39,900)                  0
Hubbell, Inc., Class B                                           (21,600)                  0
IMS Health, Inc.*                                                (53,400)                  0
IXC Communications, Inc.                                         (33,500)                  0
LucasVarity PLC ADR                                              (45,000)                  0
Network Associates, Inc.                                         (22,755)                  0
PRI Automation, Inc.                                             (15,381)             59,166
R.R. Donnelley & Sons Co.                                        (21,400)             50,000
Sprint Corp. (PCS Group)                                         (17,500)                  0
Transamerica Corp.*                                              (36,000)                  0

*Adjusted for stock split.

MANAGER INTERVIEW
 ................................................................................


[PHOTO OF JOHN F. JOSTRAND]

[CAPTION]
JOHN F. JOSTRAND
William Blair & Company, L.L.C.

Manager Interview: Dedication to Research and a Structure of Employee Ownership Help
William Blair Find and Invest in Quality,
Consistently Growing Companies

William Blair & Company is one of All-Star Growth Fund's three portfolio managers. Chicago-based William Blair is a growth style manager emphasizing disciplined, fundamental research to identify quality growth companies with the ability to sustain their growth over long time periods. At the core of the firm is a group of analysts who lead research aimed at identifying companies of all sizes that have the opportunity to grow in a sustainable fashion for extended periods of time. Recently, we had the opportunity to visit with Principal and Portfolio Manager John F. Jostrand.

[Callout]
The views expressed in this interview represent the manager's views at the time of the discussion and are subject to change.
[End Callout]

LAMCO: As was the case last year, you're in the lead-off position in the first quarterly report of the year. Batting first isn't always easy, especially considering the gyrations of the stock market for the last two quarters. From a low on October 8, the stock market went on a tear and the Dow Jones Industrial Average closed above 10,000 for the first time on March 29. What do you make of this six-month period?

JOSTRAND: If you go back a few weeks before that low on October 8 and compare interest rates then and now, you'll find rates are down about 50 basis points, or 0.5 percent, as measured at almost any point on the Treasury yield curve. And, as you say, the stock market is up. So, interest rates have fallen and inflation continues to be very moderate, and that combination is very positive for equities. The market's rebound from October also confirms that the U.S. did not catch the so-called "Asian contagion." Some have said we have been in a profit recession, and, in fact, profit growth for the Standard & Poor's 500 was marginally down last year. I don't call that a recession -- last year we slipped from strong mid-teens percentage growth rates in profits into, essentially, a flat profit growth picture. Still, profitability should rebound to the solid single-digit growth category in the second half of this year. I think the rebound from October 8 is really a recognition that maybe the sell-off was far more drastic than it should have been.

LAMCO: The first quarter of 1999 had a few hiccups. Interest rates backed up a bit during the quarter, especially in February.

JOSTRAND: Yields on two-year Treasuries fell to 4 percent in early October and have retraced two-thirds of that, putting them back at the 5 percent level. Some of that decline was a little bit of an over reaction. And, the rebound reflects a sense that the profit cycle may be improving. At William Blair, we're in the camp that profits by the end of this year will be close to a normal long-term trend line rate, that is, in the 6 to 7 percent range.

LAMCO: Do you think 6 to 7 percent profitability growth is going to be good enough to sustain the market at these levels?

JOSTRAND: We think the market needs that to remain at these levels. You might quibble a little bit as to whether the Dow or the S&P 500 are slightly overvalued. But, at this point, I think you have to say that small and mid-cap stocks have been in their own bear market and that values are certainly emerging there. That's where we're spending the bulk of our research time.

LAMCO: For investors, then, you feel it's pretty much staying the course?

JOSTRAND: I would definitely say so. The key thing is to make sure that the profit cycle broadens out and that companies beyond the top 30 to 50 in terms of market value begin to show a resurgence in profit growth. Or, at least, there is some redistribution of profit growth. That's when I think we'll get a broader overall market.

LAMCO: You mentioned that William Blair is spending a lot of time researching small and mid-cap stocks. Is that because valuations are so high among the large and mega-cap stocks?

JOSTRAND: At William Blair, we have a traditional strength of good, solid research in those areas, and so it's not necessarily a change. But, from a portfolio standpoint, we continue to look aggressively in that area for catalysts to take advantage of what are clearly improved values. Certainly, relative to the large cap sector the values are compelling. In the first quarter the small cap sector was down about 5 percent versus about a 5 percent gain for the S&P 500 Index. So, there continues to be a wide disparity.

                                                               MANAGER INTERVIEW
 ................................................................................

LAMCO: How do you look at the continuing performance gap between the large caps and the small caps?

JOSTRAND: I think that large companies have benefited from two or three trends, and smaller companies haven't benefited from them yet. The big cap companies came out of a period of reindustrialization, downsizing and restructuring in which they did a great job of getting their profit margins back up. They took advantage of some things that small and mid-cap companies couldn't. One, in the information technology area, was the ability to implement large, software-based enterprisewide resource planning programs. These cost millions of dollars to implement, but the payoff is even larger. Then, the follow-on benefits of the technology trend -- in terms of productivity and customer service -- allowed large companies to extend the period of profit margin improvement over a longer time frame than many people originally thought.

LAMCO: That would suggest that smaller companies should be able to catch up as they do some of their own restructuring. Is that your thought?

JOSTRAND: Yes, for small companies to improve their relative profit position they need to take advantage of profit-enhancing technologies. Recently, we've seen technology companies emerge and specifically address the small and mid-cap market. That's an important catalyst.

[CALL OUT]
"I think the surprise in the `90s was that the booming stock market lasted as long as it did."
[END CALLOUT]

LAMCO: What do you see as some other catalysts?

JOSTRAND: Let me answer that two ways. One is in the big cap area. Big cap companies have taken advantage of their improved profitability to create competitive advantage. They've used that as a base to consolidate positions overseas through aggressive acquisition programs. To some extent, that has run its course. Now, I think mid-cap companies are learning that's a strategy open to them as well. For many years, mid-cap companies had grown primarily through internal growth. That is, they would expand geographically, add new branches, grow their sales force, introduce new product lines and so forth. The catalyst we've been looking for among small and mid-cap companies is the development of consolidation strategies and we see that happening.

   A second factor is external to the companies themselves, and that is diminished initial public offering (IPO) activity. IPO activity was very strong in 1996 and `97, but began to decline last year and it remained below earlier levels in the first quarter of 1999. The effect of a slower IPO market is that there is less capital available for new companies to use to expand. The diminished ability to grow will lead to less pricing pressure among the existing competitors and should enhance profitability. If diminished capital availability remains a factor -- as we think it will -- companies will be able to raise margins.

LAMCO: A lot of IPOs were derailed by the soft stock market. But, you seem to be saying that in spite of some headline-grabbing IPOs, the overall level of activity is off?

[CALL OUT]
"We like the all-cap approach because it allows us to focus on a company's business model and strategy."
[END CALLOUT]

JOSTRAND: We treat the less receptive IPO market as a positive. And, yes, there have been some spectacular IPOs, especially anything with ".com" in its name, but the overall pace is off.

LAMCO: This will be one of the last All-Star Growth Fund quarterly reports for the decade, and it has been a truly remarkable period for equity investors. Looking back, what lessons can investors take with them as we head into the next millennium?

JOSTRAND: I think the surprise in the `90s was that the booming stock market lasted as long as it did. Many people understood the notion that slowing interest rates and inflation would have an overwhelmingly positive effect on the market. But, the real surprise was that it lasted and continues to last. Another lesson I've taken away is that change is the one constant. We began the decade with the banking system under significant pressure and it turned out to be one of the more impressive sectors in the stock market. The technology sector has been a constant source of upheaval. We've even seen the basic belief in economic cycles called into question. Some people think that the traditional broad based economic recession cycle has gone by the boards. We've only had one significant period in the last 15 years in which we've had back-to-back quarterly declines in the GDP, and that was during the Operation Desert Storm military action, and it coincided with a tax increase and the government's bail-out of the savings and loan industry.

LAMCO: Do you believe the economic cycle is a thing of the past?

JOSTRAND: Two related thoughts on that subject. One is that housing and autos are not the dominant sectors that they were 25 years ago. They are offset by many more sectors that are vibrant and growing. Two, I think companies are less susceptible to the interest rate cycle because they have been very aggressive in managing inventories. Inventory-to-sales ratios have improved significantly. With today's better information technologies, companies are able to better manage inventories as soon as sales slow, or change the production mix to match what

MANAGER INTERVIEW
 ................................................................................

customers are buying. That said, I am sure that some other new challenge will emerge, we're just not sure what it will be.

LAMCO: What role do you think the individual investor has played in all of this? Certainly, equities are more widely held among American households than ever before.

[CALLOUT]
"The most important factor for us is that we stay very close to our companies. We do that through research and we've continued to grow our research staff." [END CALLOUT]

JOSTRAND: With the "Baby Boomers" in their prime savings and investing years, I think that's a phenomenon that lasts another 10 to 12 years. The interesting parallel to that is individuals have proven, I think, to be much more entrepreneurial than pension plan sponsors of 20 years ago. And, the fact that individuals have asked for and gotten control over their retirement savings through 401(k) plans is, I think, an important element, too. Most individuals have shown an ability and willingness to establish risk/reward profiles that they're comfortable with and that are built on a higher proportion of equities in their portfolios than many pension plan sponsors would have committed to in the past. That has been the right decision.

LAMCO: Let's shift to William Blair. Take us through the firm's strategy and investment process.

JOSTRAND: Two points I'd like to make. The most important factor for us is that we stay very close to our companies. We do that through research and we've continued to grow our research staff. We're up over 35 now and we have plans to add two more analysts this year. The other key point is that William Blair is an employee-owned firm. There are now about 120 owners, and there is no major single owner with a large bloc of control. The reason that's important is that it leads to extremely low turnover among the professional staff. In the portfolio management area, in fact, we have not had a portfolio manager leave for a competitive situation in the last 10 to 12 years. We've had some retirements, obviously, but no one has left for a competitive situation in that period of time.

   To carry that line of thought along a little farther, low turnover is important because it lends credence to our philosophy of quality, consistent growth. It gives investors some comfort that we'll continue to follow the philosophy that we've articulated for ourselves. And, it has gone unchanged over the entire 60 years the company has been in business.

LAMCO: You have a philosophy of quality, consistent growth, but you don't focus on any one capitalization range, do you?

JOSTRAND: We do, in fact, have an all-cap philosophy. We like the all-cap approach because it allows us to focus on a company's business model and strategy. We tend to think of it as investing in "a slice of growth." We like companies with a high degree of customer loyalty and retention. It could be a retail chain whose customers visit three times a week or a uniform rental company that's constantly interacting with its users. We think this is important because it takes risk out of the business plan; in other words, we have a higher degree of confidence in this type of company than one that must leap frog its competitors to grow. For example, in many technology lines, you're only as good as your last innovation, and with the product life cycle shortening to a matter of months, you're constantly under pressure to come up with the next breakthrough.

LAMCO: Define "a slice of growth" for us, please.

JOSTRAND: If you look at the universe of growth companies, many investment managers slice it by size -- large, medium or small. If those are horizontal cuts in the universe, we at William Blair tend to take a vertical cut, or a vertical slice. That "slice" is defined by a business model whose primary determinant is either quality or consistency, or both. And, as I said, the elements in the business model that generate the most consistency are client retention, pricing flexibility and moderate incremental investments in order to maintain growth. It's that vertical slice of the growth universe that we think makes for a natural blending of small, medium and large companies.

   Two other points: This approach gives our analysts an ability to develop an expertise in understanding business models of this type. And, just as importantly, it allows us to invest in areas that are not necessarily obvious growth sectors. Where we don't confine ourselves to some of the more obvious growth categories, such as technology or health care.

[CALLOUT]
"... of the universe of growth companies ... we at William Blair tend to take a vertical cut, or a vertical slice. That 'slice' is defined by a business model whose primary determinant is either quality or consistency, or both."
[END CALLOUT]

LAMCO: We talked about consistency, let's talk about the quality issue. Management is the key quality measure for you, isn't it?

JOSTRAND: Very much so. Management's ability to have a strong understanding of its comparative advantage vis a vis competitors and an ability to create a better value proposition for their customers are two factors that will cause market share to shift. When shifts in market share occur, they allow one company in a sector to grow more quickly than the others over a sustainable period of time. That's purely management -- management's ability to define a set of advantages,

                                                               MANAGER INTERVIEW
 ................................................................................

goals and strategies and then get employees to buy into that vision and, finally, motivate them to execute it well.

[CALLOUT]
"When shifts in market share occur, they allow one company in a sector to grow more quickly than the others over a sustainable period of time."
[END CALLOUT]

LAMCO: Tell us about the portion of the All-Star Growth Fund portfolio that you're managing.

JOSTRAND: One of the most important characteristics of companies in the Fund's portfolio is profit margins. They're about one-third higher than the S&P 500 average. Our operating profit margins are in the low 20s versus about a 16 or 17 percent for the S&P 500. You won't see a better measure of quality than management's ability to bring that sales dollar down to the bottom line. Now, we're obviously a growth manager, so we're looking for superior long-term growth. The very long-term growth rate for the S&P 500 is in the 7 to 8 percent range. The changing mix of the S&P has brought that figure up into the low teens over the past five years. What we're looking for is a growth rate that is higher than that, more in the 17 to 18 percent range. And, we're also looking for earnings consistency.

LAMCO: What are some specific holdings?

JOSTRAND: There are a number of long-term favorites in the portfolio because we have that kind of an orientation and, as a result, our turnover tends to be fairly low. One recent sale was Household International, the Chicago-based consumer finance company. We sold it not because Household International made any major mistake -- it's still a strong business -- but because we had determined that the growth rate was beginning to slow significantly. The slowdown came out of its credit card division, which is not only easing in absolute terms but in relative terms compared to other leaders in the credit card business. They acquired Beneficial Finance, and that gave Household International a nice profit boost. However, we saw that coming to an end as well. So, despite its strength, we felt that Household International didn't meet our criteria going forward.

   Interestingly, among our long-term favorites is a credit card company -- MBNA. It's continuing to grow at an above average rate and to add to profitability not only above other credit card companies, but above other corporate averages. MBNA is very focused on attracting customers. They want customers who will roll balances and who have an average or better credit profile. MBNA has a unique marketing program that has spurred good growth. Finally, they've established themselves as the leader in an industry that is still fairly fragmented.

   Another stock that we're very pleased with is Texas Instruments. It's a larger cap stock that has reaped the benefits of the restructuring that we talked about earlier and has renewed its focus on core strengths. TI is also in an area that is growing in that it makes electronic components and microprocessors for unique applications that require real time processing. Examples include wireless phone handsets and wireless base stations. TI has about 50 percent of that market. Earlier, TI had shed many unrelated product lines such as the electronic memory business, calculators and a defense components business. That corporate renewal has been very energizing for the remaining sectors, with profits growing strongly and market share improving.

LAMCO: You were talking earlier about William Blair's ability to find growth in sectors where, at first glance, one might not expect to find it. Any examples of that?

JOSTRAND: A great example is MSC Industrial Direct. MSC is a distributor of industrial products, such as metal forming tools, grinders and similar products. That's about as old tech as you can get. But this is a great example of management focus along with a little bit of technology coming to bear on a sector that could benefit from an improved level of service. MSC's key is same-day order turnaround with next-day delivery in their trade areas. MSC runs at about a 90 to 92 percent order fill rate versus an industry average about half that. MSC also offers a huge number of products -- more than 360,000 catalog items. The company goes to market through an aggressive tele-sales force, and has a large catalog as well as a number of specialty catalogs. There's a little bit of a risk that the basic industry portion of the economy slows down, but to us that's an opportunity to take advantage of a stock whose valuation has improved because earnings have grown faster than has the price.

[CALLOUT]
"One of the most important characteristics of companies in the Fund's portfolio is profit margins. They're about one-third higher than the S&P 500 average." [END CALLOUT]

LAMCO: How many stocks are in the William Blair portfolio?

JOSTRAND: We have 36 names right now. We think that to earn a superior rate of return with any philosophy, you need to have companies that you really believe in. Thirty-six is less than the average manager, but we devote a lot of time to research before we develop a high degree of confidence in a stock and add it to the portfolio.

LAMCO: Thank you.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)
 ................................................................................

COMMON STOCKS (96.9%)       SHARES      MARKET VALUE
AEROSPACE & DEFENSE (1.6%)
Boeing Co.                  40,000     $ 1,365,000
Lockheed Martin Corp.       45,000       1,695,937
                                       -----------
                                         3,060,937
                                       -----------

AUTOS, TIRES, & ACCESSORIES (0.5%)
Superior Industries
  International, Inc.       43,200       1,004,400
                                       -----------

BANKS (5.2%)
Associated Banc-Corp        19,451         621,216
Bank United Corp., Class A  19,900         813,412
CCB Financial Corp.         16,100         870,406
Commercial Federal Corp.    25,500         591,281
Cullen/Frost Bankers, Inc.  15,064         722,130
Sovereign Bancorp, Inc.     53,400         654,150
State Street Corp.          24,800       2,038,250
TCF Financial Corp.         29,500         767,000
Webster Financial Corp.     30,000         866,250
Wells Fargo & Co.           50,000       1,753,125
                                       -----------
                                         9,697,220
                                       -----------

BROADCASTING & CABLE (0.8%)
Cumulus Media, Inc.,
  Class A (a)               50,000         587,500
Young Broadcasting,
  Inc. (a)                  20,736         946,080
                                       -----------
                                         1,533,580
                                       -----------

BUSINESS & CONSUMER SERVICES (3.4%)
Cognos, Inc. (a)            60,100       1,412,350
Interim Services, Inc. (a)  22,200         333,000
Iron Mountain, Inc. (a)     30,635         957,344
National Data Corp.         29,600       1,243,200
Rental Service Corp. (a)    29,213         511,227
Robert Half International,
  Inc. (a)                  17,650         579,141
Shared Medical Systems
  Corp.                     23,100       1,286,381
                                       -----------
                                         6,322,643
                                       -----------

CHEMICALS (3.7%)
Hanna (M.A.) Co.            48,721         624,238
Hercules, Inc.              25,000         631,250
Minerals Technologies, Inc. 52,690       2,529,120
Monsanto Co.                30,000       1,378,125
OM Group, Inc.              29,000         957,000
RPM, Inc.                   54,000         718,875
                                       -----------
                                         6,838,608
                                       -----------

COMMUNICATIONS EQUIPMENT (2.9%)
ADC Telecommunications,
  Inc. (a)                  24,100       1,149,269
Nokia Corp. ADR             25,000       3,893,750
Tekelec (a)                 60,000         438,750
                                       -----------
                                         5,481,769
                                       -----------

                            SHARES      MARKET VALUE
COMPUTER & BUSINESS EQUIPMENT (1.5%)
CFM Technologies, Inc. (a)  51,300      $  371,925
Compaq Computer Corp.       30,000         950,625
SMART Modular
  Technologies, Inc. (a)    64,914         969,653
Zebra Technologies Corp.,
  Class A (a)               24,803         589,071
                                       -----------
                                         2,881,274
                                       -----------

COMPUTER SERVICES & SOFTWARE (8.5%)
Acxiom Corp. (a)            66,900       1,772,850
Aspen Technology, Inc. (a)  84,801       1,203,114
Automatic Data
  Processing, Inc.          80,000       3,310,000
Computer Associates
  International, Inc.       30,000       1,066,875
Concord EFS, Inc. (a)       39,750       1,095,609
Cotelligent Group, Inc. (a) 33,000         292,875
Etec Systems, Inc. (a)      26,926         792,634
Microsoft Corp. (a)         26,400       2,366,100
QuadraMed Corp. (a)         42,600         324,825
SPSS, Inc. (a)              34,900         571,488
Sterling Commerce, Inc. (a) 49,500       1,522,125
SunGard Data Systems,
  Inc. (a)                  39,100       1,564,000
                                       -----------
                                        15,882,495
                                       -----------

CONSUMER PRODUCTS (0.8%)
Blyth Industries, Inc. (a)  32,200         760,725
Philip Morris Companies,
  Inc.                      20,000         703,750
                                       -----------
                                         1,464,475
                                       -----------

DIVERSIFIED (2.5%)
General Electric Co.        20,000       2,212,500
GSI Lumonics, Inc. (a)(b)  155,813         748,356
Minnesota Mining &
  Manufacturing Co.         25,000       1,768,750
                                       -----------
                                         4,729,606
                                       -----------

DRUGS & HEALTH CARE (8.9%)
American Oncology
  Resources, Inc. (a)       64,500         580,500
Bard (C.R.), Inc.           25,000       1,260,937
Biomet, Inc.                45,000       1,887,187
Cardinal Health, Inc.       17,700       1,168,200
Covance, Inc. (a)           73,800       1,849,612
Curative Health Services,
  Inc. (a)                  15,500         178,250
DENTSPLY International,
  Inc.                      52,400       1,218,300
Elan Corp. ADR (a)          20,400       1,422,900
Hanger Orthopedic Group,
  Inc. (a)                  28,000         378,000
HEALTHSOUTH Corp. (a)      113,400       1,176,525
Maxxim Medical, Inc. (a)    34,045         642,599


10  See Notes to Schedule of Investments.

                        SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)
 ................................................................................

COMMON STOCKS (CONT.)       SHARES      MARKET VALUE
DRUGS & HEALTH CARE (CONT.)
Medtronic, Inc.             27,500     $ 1,973,125
Ocular Sciences, Inc. (a)   29,000         831,937
Omnicare, Inc.              53,400       1,017,937
Shire Pharmaceuticals Group
  ADR (a)                   50,302       1,147,514
                                       -----------
                                        16,733,523
                                       -----------

ELECTRONICS & ELECTRICAL EQUIPMENT (8.8%)
Analog Devices, Inc. (a)    20,133         598,957
Arrow Electronics, Inc. (a) 60,000         900,000
Burr-Brown Corp. (a)        30,926         726,761
Intel Corp.                 29,100       3,466,538
Kulicke and Soffa
  Industries, Inc. (a)      99,900       2,522,475
Linear Technology Corp.     31,400       1,609,250
Molex, Inc.                 63,918       1,653,878
Photronics, Inc. (a)        65,183       1,214,033
PRI Automation, Inc. (a)    59,166       1,242,486
Texas Instruments, Inc.     25,800       2,560,650
                                       -----------
                                        16,495,028
                                       -----------

FINANCIAL SERVICES (10.7%)
Citigroup, Inc.             90,000       5,748,750
Countrywide Credit
  Industries, Inc.          55,000       2,062,500
Finova Group, Inc.          20,600       1,068,625
Freddie Mac                 88,000       5,027,000
MBNA Corp.                  84,750       2,023,406
Morgan Stanley Dean
  Witter & Co.              25,000       2,498,438
Paychex, Inc.               22,500       1,067,344
UniCapital Corp. (a)        61,506         392,101
                                       -----------
                                        19,888,164
                                       -----------

FOOD, BEVERAGE & RESTAURANTS (2.8%)
Brinker International,
  Inc. (a)                  20,700         534,319
Canandaigua Brands, Inc.,
  Class A (a)               17,916         902,519
Diageo PLC ADR              30,000       1,372,500
Dole Food Co., Inc.         30,000         892,500
Performance Food Group
  Co. (a)                   35,378         928,673
Universal Foods Corp.       34,000         701,250
                                       -----------
                                         5,331,761
                                       -----------

HOTELS & ENTERTAINMENT/LEISURE (1.8%)
Anchor Gaming (a)           15,900         695,625
Carnival Corp.              37,800       1,835,663
Royal Caribbean Cruises
  Ltd.                      23,300         908,700
                                       -----------
                                         3,439,988
                                       -----------

INDUSTRIAL EQUIPMENT (3.7%)
Barnett, Inc. (a)           51,500         450,625
Caterpillar, Inc.           30,000       1,378,125
Dover Corp.                 40,000       1,315,000

                            SHARES      MARKET VALUE
INDUSTRIAL EQUIPMENT (CONT.)
DT Industries, Inc.         50,500     $   356,656
Illinois Tool Works, Inc.   25,100       1,553,063
MSC Industrial Direct Co.,
  Inc. (a)                  70,000       1,190,000
Watsco, Inc.                40,570         593,336
                                       -----------
                                         6,836,805
                                       -----------
INSURANCE (7.9%)
ACE Ltd.                    75,000       2,339,063
AFLAC, Inc.                 65,000       3,538,438
American International
  Group, Inc.               22,500       2,714,063
Conseco, Inc.               40,000       1,235,000
HCC Insurance Holdings,
  Inc.                      45,800         881,650
Progressive Corp.           12,000       1,722,000
XL Capital Ltd.             40,000       2,430,000
                                       -----------
                                        14,860,214
                                       -----------

METALS & MINING (0.7%)
Freeport-McMoRan Copper
  & Gold, Inc., Class B     40,000         435,000
Texas Industries, Inc.      34,000         843,625
                                       -----------
                                         1,278,625
                                       -----------

OIL & GAS (2.0%)
BJ Services Co. (a)         35,000         820,313
Cooper Cameron Corp. (a)    39,000       1,321,125
Global Industries Ltd. (a)  80,000         810,000
Ocean Energy, Inc. (a)     107,179         730,157
                                       -----------
                                         3,681,595
                                       -----------

PAPER (1.0%)
AptarGroup, Inc.            29,270         761,020
Bemis Co.                   19,400         602,613
Consolidated Papers, Inc.   20,500         481,750
                                       -----------
                                         1,845,383
                                       -----------

PUBLISHING (1.0%)
Applied Graphics Technologies,
  Inc. (a)                  39,991         299,933
R.R. Donnelley & Sons Co.   50,000       1,609,375
                                       -----------
                                         1,909,308
                                       -----------

RETAIL TRADE (9.1%)
Borders Group, Inc. (a)     39,200         551,250
CDW Computer Centers,
  Inc. (a)                   9,900         683,100
CVS Corp.                   40,000       1,900,000
Home Depot, Inc.            52,000       3,237,000
Lowe's Companies, Inc.      36,400       2,202,200
May Department Stores Co.   37,500       1,467,188
The Men's Wearhouse,
  Inc. (a)                  27,000         779,625
Office Depot, Inc. (a)      48,000       1,767,000
Staples, Inc. (a)          114,750       3,772,406


                                       See Notes to Schedule of Investments.  11

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)
 ........................................................

COMMON STOCKS (CONT.)       SHARES      MARKET VALUE
RETAIL TRADE (CONT.)
Whitehall Jewellers,
  Inc. (a)                  38,700     $   595,012
                                       -----------
                                        16,954,781
                                       -----------

TELECOMMUNICATIONS (3.5%)
AirTouch Communications,
  Inc. (a)                  33,000       3,188,625
Sprint Corp. (FON Group)    35,000       3,434,375
                                       -----------
                                         6,623,000
                                       -----------

                            SHARES      MARKET VALUE

TRANSPORTATION (3.6%)
AMR Corp. (a)               40,000     $ 2,342,500
Eagle USA Airfreight,
  Inc. (a)                  22,000         715,000
Hub Group, Inc.,
  Class A (a)               49,900       1,185,125
USFreightways Corp.         73,066       2,402,045
                                       -----------
                                         6,644,670
                                       -----------

TOTAL COMMON STOCKS
(Cost $129,664,663)                    181,419,852
                                       -----------


SHORT-TERM INVESTMENT (5.7%)

REPURCHASE AGREEMENT (5.7%)

SBC Warburg Ltd., Repurchase Agreement dated 3/31/99, 4.90% to be repurchased at         PAR
$10,640,448 on 4/1/99, collateralized by U.S. Treasury bonds and notes with             VALUE
various maturities to 2019, with a current market value                               ============
of $10,889,456.                                                                       $ 10,639,000      10,639,000
                                                                                      ------------    -------------

TOTAL INVESTMENTS (102.6%) (Cost $140,303,663)                                                         192,058,852

OTHER ASSETS & LIABILITIES, NET (-2.6%)                                                                 (4,917,217)
                                                                                                      -------------

NET ASSETS (100.0%)                                                                                   $187,141,635
                                                                                                      =============

NET ASSET VALUE PER SHARE (15,236,351 SHARES OUTSTANDING)                                                   $12.28
                                                                                                      =============

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  Non-income producing security.
(b) This is a Canadian security. Share value is stated in U.S. dollars. Gross unrealized appreciation and depreciation of investments at March 31, 1999 is as follows:

              Gross unrealized appreciation            $67,790,807
              Gross unrealized depreciation            (16,035,618)
                                                       ------------
                   Net unrealized appreciation         $51,755,189
                                                       ============


     Acronym                Name
     -------     ---------------------------
       ADR       American Depositary Receipt

                              PER SHARE CHANGES IN NET ASSETS / DISTRIBUTION POLICY / DIVIDEND REINVESTMENT PLAN

----------------------------------------------------------------------------------------------------------------
                                  THREE MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                    MARCH 31, 1999   -----------------------------------------------------------
                                       (UNAUDITED)      1998        1997          1996        1995         1994
----------------------------------------------------------------------------------------------------------------
PER SHARE CHANGES IN NET ASSETS

Net asset value at beginning of period   $13.03       $12.89       $11.27        $10.55     $  9.95       $10.54
                                         ------       ------       ------        ------     -------       ------

Net investment income (loss)              (0.01)       (0.03)       (0.02)         0.01        0.31         0.23
Distributions declared                    (0.31)       (1.35)       (1.24)        (1.02)      (0.76)       (0.58)
Change due to rights offering (a)            --        (0.21)          --           --          --            --
Impact of shares issued in dividend
  reinvestment (b)                           --           --           --         (0.13)         --           --
Net realized and unrealized
  gains (losses) on investments           (0.43)        1.73         2.88          1.86        1.05        (0.24)
                                         ------       ------       ------        ------     -------       ------
Net asset value at end of period         $12.28       $13.03       $12.89        $11.27     $ 10.55       $ 9.95
                                         ======       ======       ======        ======     =======       ======

(a) Effect of Fund's rights offering for shares at a price below net asset value.

(b)Effect of payment of a portion of distributions in newly issued shares valued at a discount from net asset value.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.'s current policy, in effect since 1997, is to pay distributions on its common stock totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains to the extent of such excess.

DIVIDEND REINVESTMENT PLAN

Each registered shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan unless the shareholder specifically elects otherwise by writing to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 or by calling 1-800-LIB-FUND (1-800-542-3863). If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares as to whether you wish to participate, or not participate, in the Plan. Participants in the Plan have their dividends and distributions automatically reinvested in additional shares of the Fund. Participants are kept apprised of the status of their account through quarterly statements.

NOTES
 ................................................................................

                                                                           NOTES

[Liberty Logo]   LIBERTY                                      ASG
               ALL[STAR]STAR                                 Listed
               -------------                                  NYSE
               GROWTH FUND                       The New York Stock Exchange

                                                   A MEMBER OF THE
                                                   CLOSED-END
                                                   FUND
                                                   ASSOCIATION, INC.
                                                   WWW.CLOSED-ENDFUNDS.COM
FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-617-722-6036
Internet: http://www.lamco.com

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts  02110

CUSTODIAN
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR

State Street Bank and Trust Company c/o EquiServe
P.O. Box 8200, Boston, Massachusetts  02266-8200

1-800-LIB-FUND (1-800-542-3863)

Internet: http://www.equiserve.com

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street

Boston, Massachusetts  02110

DIRECTORS
Robert J. Birnbaum*
John V. Carberry
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
John V. Carberry, Chairman of the Board of Directors
William R. Parmentier, Jr., President and Chief Executive Officer
Christopher S. Carabell, Vice President
Mark T. Haley, Vice President
Timothy J. Jacoby, Treasurer
Nancy L. Conlin, Secretary
J. Kevin Connaughton, Controller

* Member of the audit committee.
-----------------------------------------------------

Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[Liberty Logo]   LIBERTY
                 FINANCIAL

FIRST
QUARTER
REPORT
1999

[Liberty Logo]   LIBERTY
                 ALL[STAR]STAR
                 -------------
                 GROWTH FUND